T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

Supplement to Prospectus dated July 1, 2022

In Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective February 28, 2023, Ramon de Castro will replace Keir R. Joyce as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. de Castro joined T. Rowe Price in 2012.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective February 28, 2023, Ramon de Castro will replace Keir R. Joyce as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. de Castro joined the Firm in 2012, and his investment experience dates from 1994. During the past five years, he has served as a credit analyst in the Firm’s Fixed Income Division and team leader for the Securitized Products group and, beginning in 2021, as a sector portfolio manager.

The date of this supplement is February 27, 2023.

2/27/23